INCOME TAXES (Tables)	12 Months Ended
Mar. 31, 2025
INCOME TAXES
Summary of Reconciliation of effective tax rate
	March 31,	March 31,
	2025	2024

Net income (loss) for the year	(3,912,888)	(43,450)
Total income tax expense	-	-
Net income (loss) excluding income tax	(3,912,888)	(43,450)

Income tax expense (recovery) using the Company's tax rate	(1,056,000)	(12,000)
Non-deductible expenses and other	133,000	154,000
Temporary difference booked to reserve	(3,000)	(13,000)
Deferred income tax assets not recognized	926,000	(129,000)

Summary of Deductible temporary differences
Expiry	Tax Losses (Capital)	Tax Losses (Non-Capital)	Resource Pools	Other
Within one year	-	-	-	-
One to five years	-	-	-	-
After five years	-	13,282,000	-	1,011,000
No expiry date	2,175,000	-	31,036,000	77,000
	2,175,000	13,282,000	31,036,000	1,088,000